Exhibit 10.28.1

"00000000000002735400007010022019"

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$301,639.58	10-02-2019	03-23-2022	27354	4A / 235		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA
4009 HILLSBORO PIKE, STE 211
NASHVILLE, TN 37215

Lender: ServisFirst Bank
NASHVILLE
1801 WEST END AVENUE
SUITE 850
NASHVILLE, TN 37203

THIS BUSINESS LOAN AGREEMENT dated October 2, 2019, is made and executed between **MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA** ("Borrower") and ServisFirst Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. This Agreement shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.

TERM. This Agreement shall be effective as of October 2, 2019, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfilment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. MEMORY CARE AMERICA LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Tennessee. MEMORY CARE AMERICA LLC is duly authorized to transact business in all other states in which MEMORY CARE AMERICA LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which MEMORY CARE AMERICA LLC is doing business. Specifically, MEMORY CARE AMERICA LLC is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. MEMORY CARE AMERICA LLC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. MEMORY CARE AMERICA LLC maintains an office at 4009 HILLSBORO PIKE, STE 211, NASHVILLE, TN 37215. Unless MEMORY CARE AMERICA LLC has designated otherwise in writing, the principal office is the office at which MEMORY CARE AMERICA LLC keeps its books and records including its records concerning the Collateral. MEMORY CARE AMERICA LLC will notify Lender prior to any change in the location of MEMORY CARE AMERICA LLC's state of organization or any change in MEMORY CARE AMERICA LLC's name. MEMORY CARE AMERICA LLC shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to MEMORY CARE AMERICA LLC and MEMORY CARE AMERICA LLC's business activities.

MCA NEW BRAUNFELS OPERATING COMPANY, LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Tennessee. MCA NEW BRAUNFELS OPERATING COMPANY, LLC is duly authorized to transact business in all other states in which MCA NEW BRAUNFELS OPERATING COMPANY, LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which MCA NEW BRAUNFELS OPERATING COMPANY, LLC is doing business. Specifically, MCA NEW BRAUNFELS OPERATING COMPANY, LLC is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. MCA NEW BRAUNFELS OPERATING COMPANY, LLC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. MCA NEW BRAUNFELS OPERATING COMPANY, LLC maintains an office at 2022 STATE HIGHWAY 46W, NEW BRAUNFELS, TX 78132. Unless MCA NEW BRAUNFELS OPERATING COMPANY, LLC has designated otherwise in writing, the principal office is the office at which MCA NEW BRAUNFELS OPERATING COMPANY, LLC keeps its books and records including its records concerning the Collateral. MCA NEW BRAUNFELS OPERATING COMPANY, LLC will notify Lender prior to any change in the location of MCA NEW BRAUNFELS OPERATING COMPANY, LLC's state of organization or any change in MCA NEW BRAUNFELS OPERATING COMPANY, LLC's name. MCA NEW BRAUNFELS OPERATING COMPANY, LLC shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to MCA NEW BRAUNFELS OPERATING COMPANY, LLC and MCA NEW BRAUNFELS OPERATING COMPANY, LLC's business activities.

JAMES T. WALESA maintains an office at 1460 RENAISSANCE DRIVE #212, PARK RIDGE, IL 60068. Unless JAMES T. WALESA has designated otherwise in writing, the principal office is the office at which JAMES T. WALESA keeps its books and records including its records concerning the Collateral. JAMES T. WALESA will notify Lender prior to any change in the location of JAMES T. WALESA's principal office address or any change in JAMES T. WALESA's name. JAMES T. WALESA shall do all things necessary to comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to JAMES T. WALESA and JAMES T. WALESA's business activities.

Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts
B.J. PARRISH	Unlimited
JOHN S. PERSON	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or in the future existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Change of Location. Immediately notify Lender in writing of any additions to or changes in the location of Borrower's businesses.

Title to Assets and Property. Maintain good and marketable title to all of Borrower's assets and properties.

Notice of Default, Litigation and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (1) the occurrence of any Event of Default, or (2) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or (3) the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

Other Information. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.

Employee Benefit Plans. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation, guideline, or generally accepted accounting principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard-setting organization (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note, or the maximum rate permitted by law, whichever is less, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be

due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

Articles of Organization and Company Resolutions. MEMORY CARE AMERICA LLC has provided or will provide Lender with a certified copy of MEMORY CARE AMERICA LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by MEMORY CARE AMERICA LLC as provided in this Agreement and in any Security Agreements.

Articles of Organization and Company Resolutions. MCA NEW BRAUNFELS OPERATING COMPANY, LLC has provided or will provide Lender with a certified copy of MCA NEW BRAUNFELS OPERATING COMPANY, LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the

due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

Articles of Organization and Company Resolutions. MEMORY CARE AMERICA LLC has provided or will provide Lender with a certified copy of MEMORY CARE AMERICA LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by MEMORY CARE AMERICA LLC as provided in this Agreement and in any Security Agreements.

Articles of Organization and Company Resolutions. MCA NEW BRAUNFELS OPERATING COMPANY, LLC has provided or will provide Lender with a certified copy of MCA NEW BRAUNFELS OPERATING COMPANY, LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the

remedies following any default by MCA NEW BRAUNFELS OPERATING COMPANY, LLC as provided in this Agreement and in any Security Agreements.to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by JAMES T. WALESA as provided in this Agreement and in any Security Agreements.

Opinion of Counsel. When required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (1) Borrower's Note, any Security Agreements and this Agreement constitute valid and binding obligations on Borrower's part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) such other matters as may have been requested by Lender or by Lender's counsel.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. **This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Alabama.**

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JEFFERSON County, State of Alabama.

Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

Non-Liability of Lender. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower's own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Borrower's rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Borrower to perform any of its obligations hereunder; and/or (4) any failure of Borrower to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Borrower's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Borrower's indemnification obligations apply, then, upon Lender's demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower's name, if necessary, by the attorneys for Borrower's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Borrower and to assist in its defense and Borrower agrees to pay the fees and disbursements of such attorneys.

Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the

offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Tennessee Hazardous Waste Management Substances Act of 1998, T.C.A., 68-212-201, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan, and, in each case, Borrower's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means ServisFirst Bank, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any of Borrower's Loans.

Note. The word "Note" means the Note dated October 2, 2019 and executed by MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA in the principal amount of $301,639.58, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, individually, collectively, and interchangeably, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 2, 2019.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

MEMORY CARE AMERICA LLC

By: ______________________ (Seal)
B.J. PARRISH, Director of MEMORY CARE AMERICA LLC

MCA NEW BRAUNFELS OPERATING COMPANY, LLC

By: ______________________ (Seal)
B.J. PARRISH, Director of MCA NEW BRAUNFELS OPERATING COMPANY, LLC

X ______________________ (Seal)
JAMES T. WALESA, Individually

LENDER:

SERVISFIRST BANK

By: ______________________ (Seal)
KENNY MACLEAN, Senior Vice President

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 2, 2019.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

MEMORY CARE AMERICA LLC

By: ______________________________ (Seal)
B.J. PARRISH, Director of MEMORY CARE AMERICA LLC

MCA NEW BRAUNFELS OPERATING COMPANY, LLC

By: ______________________________ (Seal)
B.J. PARRISH, Director of MCA NEW BRAUNFELS OPERATING COMPANY, LLC

X ______________________________ (Seal)
JAMES T. WALKER, Individually

LENDER:

SERVISFIRST BANK

By: ______________________________ (Seal)
KENNY MACLEAN, Senior Vice President

"00000000000002735400096010022019"

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$301,639.58	10-02-2019	03-23-2022	27354	4A / 235		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA
4009 HILLSBORO PIKE, STE 211
NASHVILLE, TN 37215

Lender: ServisFirst Bank
NASHVILLE
1801 WEST END AVENUE
SUITE 850
NASHVILLE, TN 37203

Principal Amount: $301,639.58 **Date of Agreement: October 2, 2019**

DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL NOTE. This Change in Terms Agreement constitutes an amendment of and modification to that certain Promissory Note dated December 23, 2015, in the original principal amount of $600,000.00, executed by Borrower and payable to the order of Lender, and, to the extent applicable, certain other agreements, instruments, and documents related thereto, as each of the same may have been amended, supplemented, or otherwise modified prior to the date hereof.

DESCRIPTION OF COLLATERAL. The collateral described in each security agreement, mortgage, deed of trust, pledge agreement or other document that currently secures the Note shall continue to secure the Note as modified by this Change in Terms Agreement and any and all previous and future renewals of, extensions of, modifications of, refinancing's of, consolidations of, and substitutions for the Note.

DESCRIPTION OF CHANGE IN TERMS. The Note is modified and restated as provided in this Change in Terms Agreement (the "Agreement"): The maturity date of the Note is extended as provided in the PAYMENT section below. The interest rate provided in the Note is modified as provided below.

PROMISE TO PAY. MEMORY CARE AMERICA LLC; MCA NEW BRAUNFELS OPERATING COMPANY, LLC; and JAMES T. WALESA ("Borrower") jointly and severally promise to pay to ServisFirst Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred One Thousand Six Hundred Thirty-nine & 58/100 Dollars ($301,639.58), together with interest on the unpaid principal balance from October 2, 2019, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 6.250% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 30 payments of $10,882.44 each payment. Borrower's first payment is due October 23, 2019, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on March 23, 2022, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: SERVISFIRST BANK, 2500 WOODCREST PLACE BIRMINGHAM, AL 35209.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by 4.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Any guarantor or Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Borrower's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by this Agreement or any security document directly or indirectly securing repayment of this Agreement is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any Guarantor, or any other guarantor, endorser, surety, or accommodation party

dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon the occurrence of any default described in the "Death or Insolvency" or "Creditor or Forfeiture Proceedings" clauses, to the extent that any such default by a guarantor relates to the matters described in the clause "Death or Insolvency" of the paragraph entitled "DEFAULT", the entire unpaid principal balance under this Agreement and all accrued unpaid interest shall become immediately due, without notice, declaration or other action by Lender, and then Borrower will pay that amount. Upon the occurrence of any other default described in that paragraph, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Alabama.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JEFFERSON County, State of Alabama.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $30.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Agreement is secured by All Inventory, Accounts, Equipment, and General Intangibles.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

RELEASE. As a material inducement to Lender to renew this loan, each Borrower releases and forever discharges Lender and its directors, officers, employees, and agents from any and all claims, demands, causes of action, damages, liabilities and obligations, whether at law or in equity, known or unknown, suspected or unsuspected, past, present or future, that are now held or claimed by the Borrower or which the Borrower may later hold or claim and that arise from or relate to this Note, the loan documented by this Note, or any of the other documents, instruments or any other transactions relating to this loan.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: SERVISFIRST BANK 2500 WOODCREST PLACE BIRMINGHAM, AL 35209.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

MEMORY CARE AMERICA LLC

By: ______________________________ (Seal)
B.J. PARRISH, Director of MEMORY CARE AMERICA LLC

MCA NEW BRAUNFELS OPERATING COMPANY, LLC

By: ______________________________ (Seal)
B.J. PARRISH, Director of MCA NEW BRAUNFELS OPERATING COMPANY, LLC

X ______________________________ (Seal)
JAMES T. WALESA, Individually

LENDER:

SERVISFIRST BANK

X ______________________________
KENNY MACLEAN, Senior Vice President

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

MEMORY CARE AMERICA LLC

By:______________________________(Seal)
B.J. PARRISH, Director of MEMORY CARE AMERICA LLC

MCA NEW BRAUNFELS OPERATING COMPANY, LLC

By:______________________________(Seal)
B.J. PARRISH, Director of MCA NEW BRAUNFELS OPERATING COMPANY, LLC

X______________________________(Seal)
JAMES T. WALES[illegible], Individually

LENDER:

SERVISFIRST BANK

X______________________________
KENNY MACLEAN, Senior Vice President